                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 6, 2004


                         WELLPOINT HEALTH NETWORKS INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   001-13083                 95-4635504
     (State or other        (Commission File Number)         (IRS Employer
     jurisdiction of                                        Identification
    incorporation or                                            Number)
      organization)

                  1 WELLPOINT WAY                              91362
             THOUSAND OAKS, CALIFORNIA
      (Address of principal executive offices)               (Zip Code)

                                 (818) 234-4000
              (Registrant's telephone number, including area code)


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ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

      On January 6, 2004, WellPoint Health Networks Inc., a Delaware corporation ("WellPoint"), announced that, based upon preliminary information, it expected its diluted earnings per share for the year ended December 31, 2003 to be $6.15. WellPoint's press release dated January 6, 2004 announcing WellPoint's earnings expectations is attached as an exhibit to this Current Report on Form 8-K.

      On January 7, 2004, WellPoint held a conference call during which it discussed additional anticipated financial results for the year ended December 31, 2003. Portions of a transcript from such call are also attached as an exhibit.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

EXHIBIT NO.       EXHIBIT
99.1              Press release issued by WellPoint Health Networks Inc. on January
                  6, 2004.

99.2              Portions of transcript of conference call held on January 7, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2004                  WellPoint Health Networks Inc.

                                       By:  /s/ Robert A. Kelly
                                            -----------------------------
                                            Robert A. Kelly
                                            Assistant Secretary



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
                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
99.1              Press release issued by WellPoint Health Networks Inc. on January
                  6, 2004

99.2              Portions of transcript of conference call held on January 7, 2004